                                                                    EXHIBIT 32.1

                             CERTIFICATION PURSUANT TO
                                 18 U.S.C.ss.1350,
                              AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company")  on Form  10-QSB/A  for the period ended March 31, 2004 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Thomas S. Smith, President and Chief Executive Officer of the Company,  certify, pursuant  to 18  U.S.C.ss.1350,  as  adopted  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                    /s/  Thomas S. Smith
                                    --------------------
                                    Thomas S. Smith
                                    President and Chief Executive Officer
Dated: May 21, 2004